UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 1, 2018
GUARANTY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-38087	75-1656431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 South Jefferson Avenue
Mount Pleasant, Texas 75455
(Address of principal executive offices) (Zip code)
(888) 572 - 9881
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.
On June 1, 2018, Guaranty Bancshares, Inc. (“Guaranty”) completed its acquisition of Westbound Bank, a Texas banking association (“Westbound”), pursuant to the terms of the Agreement and Plan of Merger, dated January 29, 2018 (the “Agreement”), by and among Guaranty, Guaranty Bank and Trust, N.A., a national banking association and wholly-owned subsidiary of Guaranty (“GB&T”), and Westbound. At the effective time (the “Effective Time”), Westbound merged with and into GB&T, with GB&T surviving the merger.
Pursuant to the Agreement, at the Effective Time, each outstanding share of Westbound capital stock was converted into the right to receive (i) 0.38928 shares of common stock, par value $1.00 per share, of Guaranty, and (ii) $2.30 in cash (of which $0.76 is being held in escrow by Guaranty and may be distributed to the former holders of Westbound capital stock at certain specified dates during the three-year period following the Effective Time in accordance with the terms and conditions of the Agreement). In the aggregate, Guaranty issued 900,000 shares of its common stock and paid $4,667,050 in cash (net of $1,750,000 held back by Guaranty in escrow in accordance with the terms and conditions of the Agreement) to former holders of Westbound capital stock and options to purchase shares of Westbound capital stock at the Effective Time. In addition, under the terms of the Agreement and immediately prior to the Effective Time, Westbound paid a dividend to its shareholders in the aggregate amount of $5,552,034.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On June 5, 2018, Guaranty issued a press release announcing the completion of its acquisition of Westbound. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with the General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, which is furnished herewith pursuant to and in connection with Item 7.01, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.
The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated January 29, 2018, by and among Guaranty Bancshares, Inc., Guaranty Bank & Trust, N.A. and Westbound Bank (incorporated by reference to Exhibit 2.1 to Guaranty Bancshares, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 29, 2018).

99.1	Press release, dated June 5, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: June 5, 2018
GUARANTY BANCSHARES, INC.
By:     /s/ Tyson T. Abston
Tyson T. Abston
Chairman of the Board and
Chief Executive Officer